ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

                                                                   MARCH 7, 2002

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                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

                $175,000,000 (APPROXIMATE) OF SENIOR CERTIFICATES
                    ABN AMRO MORTGAGE CORPORATION, DEPOSITOR
          MULTI-CLASS MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3

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                       FEATURES OF THE TRANSACTION
--------------------------------------------------------------------------------
o Offering consists of 3 tracks of senior securities totaling $175,000,000 expected to be rated AAA by two of the three: S&P, Fitch, or Moody's. The 3 tracks of seniors are expected to be approximately:
      $12,600,000 of 5.5% coupons
      $81,873,000 of 6.0% coupons
      $80,500,000 of 6.5% coupons.
o The overall expected amount of credit support for the senior certificates is 1.30% in the form of subordination with a shifting interest structure and a five year prepayment lockout.
o Substantially all collateral consists of conventional fixed rate 15 year mortgage loans secured by first liens on one to four family residential properties.
o It is expected that all mortgage loans with original loan-to-value ratios greater than 80% will have private mortgage insurance.
o     The amount of senior certificates is approximate and may vary by up to 5%.
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                                   TIME TABLE
--------------------------------------------------------------------------------
EXPECTED SETTLEMENT:                              March 28, 2002
CUT-OFF DATE:                                        Jan 1, 2002
FIRST DISTRIBUTION DATE:                          April 25, 2002
DISTRIBUTION DATE:                            25th of each month

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                             KEY TERMS
--------------------------------------------------------------------------------
ISSUER: ABN AMRO Mortgage Corporation
UNDERWRITER: Goldman, Sachs & Co.
SELLER/SERVICER: ABN AMRO Mortgage Group, Inc.
TRUSTEE: JPMorgan Chase Bank
TYPE OF ISSUANCE: Public
SERVICER ADVANCING: Yes, subject to recoverability
COMPENSATING INTEREST: Yes, to the extent of the lesser of 1/12th of 0.125% of the Pool Scheduled Principal Balance for such Distribution Date.
LEGAL INVESTMENT: The senior certificates are SMMEA eligible at settlement INTEREST ACCRUAL: Prior calendar month
CLEAN UP CALL: 10% of the Cut-off Date principal balance of the Loans
ERISA ELIGIBLE: Underwriter's exemption may apply to senior certificates, however prospective purchasers should consult their own counsel
TAX TREATMENT: Double REMIC; senior certificates are regular interests
STRUCTURE: Senior/Subordinate; shifting interest with a five year prepayment lockout to junior certificates. The junior certificates will be subordinated off of the 6.0% track.
EXPECTED SUBORDINATION: 1.30%
EXPECTED RATING AGENCIES: 2 of the 3: Fitch, Inc. ("Fitch"), Standard & Poor's ("S&P") or Moody's ("Moody's")
MINIMUM DENOMINATION: Senior certificates - $100,000
DELIVERY: Senior certificates - DTC

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                  PRELIMINARY MORTGAGE POOL DATA (APPROXIMATE)
--------------------------------------------------------------------------------

                                                                       5.5% TRACK             6.0% TRACK             6.5% TRACK
                                                                       ----------             ----------             ----------
TOTAL OUTSTANDING PRINCIPAL BALANCE:                                   $12,600,000           $79,598,000            $80,500,000
1NUMBER OF MORTGAGE LOANS:                                                      58                   242                    236
AVERAGE ORIGINAL PRINCIPAL BALANCE OF THE MORTGAGE LOANS (000'S):          509,000               508,000                501,000
WEIGHTED AVERAGE ANNUAL MORTGAGE INTEREST RATE:                              5.93%                 6.31%                  6.75%
EXPECTED SERVICING FEES (INCLUDING MASTER SERVICING FEE):                     .25%                  .25%                   .25%
WEIGHTED AVERAGE MATURITY:                                                     179                   180                    180
WEIGHTED AVERAGE SEASONING:                                                      0                     0                      0
WEIGHTED AVERAGE ORIGINAL LOAN-TO-VALUE RATIO:                               61.0%                 59.4%                  62.5%
OWNER OCCUPIED:                                                              97.4%                 94.8%                  93.3%
ORIGINATED UNDER THE FULL/ALT  DOCUMENTATION PROGRAM:                         100%                  100%                   100%
WEIGHTED AVERAGE FICO SCORE                                                    740                   740                    732
STATE CONCENTRATION > 10%                                                 MI 42.2%              MI 24.0%               CA 31.0%
                                                                          CA 14.0%              CA 20.0%               NY 10.8%
                                                                                                IL 14.4%               MI 10.5%
                                                                                                                       IL 10.4%
SINGLE FAMILY DETACHED                                                       75.5%                 94.0%                  96.1%

--------
1 This number represents the number of 15year mortgage loans contributing cash flows to the respective track. The total number of 15year mortgage loans is 355.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.